UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2015

BIG LOTS, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8897	06-1119097
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Phillipi Road, Columbus, Ohio 43228
(Address of principal executive offices) (Zip Code)

(614) 278-6800
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On May 29, 2015, Big Lots, Inc. (“we,” “us” or “our”) issued a press release and conducted a conference call, both of which: (i) reported our first quarter fiscal 2015 unaudited results; (ii) provided an update on the status of our previously announced $200 million share repurchase program; (iii) announced our entry into a second amendment to our $700 million unsecured credit facility (as previously disclosed in our Form 8-K filed with the Securities and Exchange Commission on May 29, 2015); (iv) provided initial guidance for the second quarter of fiscal 2015; and (v) updated guidance for fiscal 2015.

Attached as exhibits to this Form 8-K are copies of our May 29, 2015 press release (Exhibit 99.1) and the transcript of our May 29, 2015 conference call (Exhibit 99.2), including information concerning forward-looking statements and factors that may affect our future results. The information in Exhibits 99.1 and 99.2 is being furnished, not filed, pursuant to Item 2.02 of this Form 8-K. By furnishing the information in this Form 8-K and the attached exhibits, we are making no admission as to the materiality of any information in this Form 8-K or the exhibits.

Item 5.07    Submission of Matters to a Vote of Security Holders.

At our Annual Meeting of Shareholders held on May 28, 2015 (“Annual Meeting”), our shareholders voted on the following proposals, with 2,241,601 broker non-votes for Proposal One, Proposal Two and Proposal Four, and the remaining votes cast as follows:

•	Proposal One. To elect nine directors to our Board of Directors:

Director	For	Withheld
Jeffrey P. Berger	45,534,230	1,370,761
David J. Campisi	46,243,873	661,118
James R. Chambers	45,317,446	1,587,545
Marla C. Gottschalk	46,478,502	426,489
Cynthia T. Jamison	46,335,306	569,685
Philip E. Mallott	45,419,671	1,485,320
Nancy A. Reardon	46,480,964	424,027
Wendy L. Schoppert	46,511,642	393,349
Russell E. Solt	45,118,934	1,786,057

•	Proposal Two. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in our 2015 Proxy Statement:

For	41,349,738
Against	5,226,599
Abstain	328,654

•	Proposal Three. To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2015:

For	46,765,357
Against	2,114,371
Abstain	266,864

•	Proposal Four. To vote upon a proposal to amend our Code of Regulations to adopt Proxy Access:

For	41,863,616
Against	4,761,069
Abstain	280,306

No other matters were submitted to a vote of our shareholders at the Annual Meeting.

Item 8.01    Other Events.

On May 29, 2015, the Company issued a press release announcing that, on May 28, 2015, its Board of Directors declared a quarterly cash dividend of $0.19 per common share payable on June 26, 2015 to shareholders of record as of the close of business on June 12, 2015. This press release is filed herewith as Exhibit 99.3 hereto and incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

	Exhibit No.	Description

	99.1	Big Lots, Inc. press release on operating results and guidance dated May 29, 2015.

	99.2	Big Lots, Inc. conference call transcript dated May 29, 2015.

	99.3	Big Lots, Inc. press release on dividend declaration dated May 29, 2015.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIG LOTS, INC.

Date: June 2, 2015	By:	/s/ Ronald A. Robins, Jr.
Ronald A. Robins, Jr.
Senior Vice President, General Counsel and Corporate Secretary